                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549
                                               --------------------
                                                     FORM 8-K

                                                  CURRENT REPORT
                                                    Pursuant to

                                              Section 13 or 15(d) of

                                        THE SECURITIES EXCHANGE ACT OF 1934

                           Date of Report (Date of Earliest Event Reported): May 5, 2004
                                                                             -----------
                                               --------------------
                                               U.S. Can Corporation
                              (Exact name of registrant as specified in its charter)

              Delaware                                 1-13678                              06-1094196

    (State or other jurisdiction              (Commission File Number)                   (I.R.S. Employer
          of incorporation)                                                           Identification Number)

                                             700 East Butterfield Rd.
                                                     Suite 250
                                                 Lombard, IL 60148

                           (Address, of principal executive offices, including zip code)

                                                  (630) 678-8000

                                (Registrant's Telephone number including area code)

Item 7.           Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)      Exhibits:
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99.1.    Press Release of the Company dated May 5, 2004.

Item 9.           Information Furnished Under Item 12 (Results of Operations and Financial
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                  Condition).
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         On May 5, 2004, the Company released its results for the quarterly period ended April 4, 2004.

         The information contained in this Item 9 of this Current Report is being furnished pursuant to "Item 12.
Results of Operations and Financial Condition" of Form 8-K in accordance with SEC Release Nos. 33-8216; 34-47583
(March 27, 2003).

         The information in Items 7 and 9 (Item 12) of this Current Report is being furnished and shall not be deemed  "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

         A copy of the Company's press release issued on May 5, 2004 is attached to this Current Report on Form
8-K as Exhibit 99.1.

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     U.S. CAN CORPORATION

                                                     By       _/s/ Sandra K. Vollman
                                                              ----------------------
                                                     Name:  Sandra K. Vollman
                                                     Title:   Senior Vice President and Chief
                                                              Financial Officer

Date: May 5, 2004.

                                                   EXHIBIT INDEX
                                                   -------------

         The following designated exhibit is filed herewith:

99.1              Press Release of the Company dated May 5, 2004.